Exhibit 10.65

                            FORGIVENESS OF PENALTIES

         AJW Offshore, Ltd. hereby (i) forgives the Company for all penalties and liquidated damages it has accrued and that it may accrue under the following Callable Secured Convertible Notes from the respective dates of issuance until and including June 30, 2007 and (ii) waives its rights under Section 3.10 in each of the following Callable Secured Convertible Notes from the respective dates of issuance until and including June 30, 2007:

         (i) the Callable Secured Convertible Note of Midnight Holdings Group, Inc., a Delaware corporation (f/k/a Redox Technology Corporation) (the "COMPANY") in the aggregate principal amount of $88,700 dated April 21, 2004;

         (ii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $88,700, dated June 11, 2004;

         (iii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $1,180,000, dated December 31, 2005;

         (iv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $467,200, dated January 31, 2006;

         (v) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $244,000, dated March 6, 2006;

         (vi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $244,000, dated April 4, 2006;

         (vii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $212,100, dated May 8, 2006;

         (viii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $183,000, dated June 7, 2006;

         (ix) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $181,800, dated July 5, 2006;

         (x) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $181,800, dated August 15, 2006;

         (xi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $181,800, dated September 15, 2006;

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         (xii)    the Callable Secured Convertible Note of the Company in the
                  aggregate principal amount of $181,800, dated October 4, 2006;

         (xiii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $90,900, dated October 16, 2006;

         (xiv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $272,700, dated November 14, 2006; and

         (xv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $272,700, dated December 11, 2006.

Dated: December 31, 2006                    AJW OFFSHORE, LTD.
                                             By:  First Street Manager II, LLC


                                            By:________________________________
                                               Corey S. Ribotsky
                                               Manager